UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

STAGWELL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 23, 2022, Stagwell Inc. (the “Company”) issued a press release regarding the Repurchase Program (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On March 23, 2022, the Company announced that its board of directors has authorized a stock repurchase program (the “Repurchase Program”) under which it may repurchase up to $125.0 million of shares of its outstanding Class A common stock. The Repurchase Program will expire on March 23, 2025.

Under the Repurchase Program, share repurchases may be made at the Company’s discretion from time to time in open market transactions at prevailing market prices (including through trading plans that may be adopted in accordance with Rule 10b5-1 of the Exchange Act), in privately negotiated transactions, or through other means. The timing and number of shares repurchased under the Repurchase Program will depend on a variety of factors, including the performance of the Company’s stock price, general market and economic conditions, regulatory requirements, the availability of funds, and other considerations the Company deems relevant. The Repurchase Program may be suspended, modified or discontinued at any time without prior notice. The Company’s board of directors will review the Repurchase Program periodically and may authorize adjustments of its terms.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Stagwell Inc., dated March 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2022

STAGWELL INC.

By:	/s/ Peter McElligott
Peter McElligott
General Counsel